Exhibit 10.20                                                             1 of 2


                               NOXSO CORPORATION,
                             a Virginia corporation

                           CONVERTIBLE PROMISSORY NOTE


No. 2005/11-003                                                $1,600,000.00 USD

NEITHER THIS PROMISSORY NOTE NOR THE UNDERLYING SECURITIES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, OR UNDER ANY OTHER APPLICABLE STATE SECURITIES LAWS. NEITHER THIS PROMISSORY NOTE NOR ANY SECURITIES ISSUED PURSUANT TO ITS CONVERSION MAY BE SOLD, PLEDGED, TRANSFERRED OR ASSIGNED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS, OR IN A TRANSACTION WHICH IS EXEMPT FROM REGISTRATION UNDER THE PROVISIONS OF THE SECURITIES ACT AND UNDER PROVISIONS OF APPLICABLE STATE SECURITIES LAWS.

         1. Promise to Pay. NOXSO Corporation, a Virginia corporation ("Company"), for value received, hereby promises to pay to ROCKY POINT PARTNERS, LLC ("Holder"), the principal sum of ONE MILLION SIX HUNDRED THOUSAND Dollars ($1,600,000.00), with interest at the rate of three percent (3.0%) per annum until this Note has been paid in full or converted pursuant to the provisions hereof. Interest shall first begin to accrue under this Note on March 1, 2005.

         2. Payments. Principal and interest shall be due and payable in a single balloon payment (the "Maturity Date") on the earlier of (i) November 1, 2005 or (ii) the conversion of this note as provided for under Item 3., below. Payments shall be made in lawful money of the United States of America to Holder at the address provided to the Company by the Holder, as appears on this instrument below or at such other addresses as sent by Holder to the Company by certified U.S. mail at least twenty (20) days before said payment date.

         3. Conversion Privilege. At any time on or before 120 days from the one year anniversary date of issuance while this Note is outstanding, the Holder of this Note shall have the right, at Holder's option, from time to time to convert all or part of the principal and accrued, but unpaid, interest of this Note into shares of the Company's common stock at the rate of one share of common stock for every One Dollar and Twenty Cents ($1.20) in principal and accrued interest that is converted. Upon election to convert this Note, the Note will be cancelled if the entire amount owing is converted or the Note will be endorsed to show partial payment if less than the entire amount owing is converted. The Holder may convert all or part of the principal and accrued interest if any is converted. In order to convert, the Holder must surrender this Note to the Company at the Company's principal offices for cancellation or endorsement, as applicable, and the Company shall, as promptly as practicable after the surrender, deliver to the Holder a certificate or certificates representing the securities into which this Note may be converted. Fractional shares shall not be issued, but the conversion price of such fractional share will be paid in cash to the Holder. No payment or adjustment shall be made upon any conversion with respect to any dividend on the common stock delivered upon conversion.

         4. Restrictions on Transfer. This Note has not been registered under the Securities Act of 1933. This Note, or any right hereunder, may not be enforced against the Company by any Holder, except the original Holder herein, and the Company shall not be obligated to recognize any purported transferee or assignee, (i) unless there is an effective registration covering the Note or underlying right under the Securities Act of 1933 and applicable state securities laws, (ii) unless the Company receives an opinion of an attorney, licensed to practice within the United States, that the transfer of the Note, or any underlying right, complies with the requirements of the Securities Act of 1933 and any relevant state securities law, or (iii) unless the transfer is made pursuant to Rule 144 under the Securities Act of 1933. Any permitted transferee or assignee shall be subject to the restrictions and to the terms of this Note and the Company may require said transferee or assignee to execute and deliver such further instruments evidencing or acknowledging the same.

         5. Rights of the Holder. The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or equity, unless and until securities granting shareholder rights are issued pursuant to the conversion provisions hereof.

         6. Notices. Any notices required or permitted hereunder shall be in writing and shall be given by personal delivery; by deposit in the United States mail, certified mail, return receipt requested, postage prepaid; or by established express delivery service, freight prepaid. Notices shall be delivered, addressed, or transmitted to the parties at the following addresses, which may be changed by a notice given to the other party in accordance with this Section. The date notice is deemed to have been given, received and become effective shall be the date on which the notice is delivered, if notice is given by personal delivery, two (2) days following the date of deposit in the mail, if the notice is sent through the United States mail, or the date of actual receipt, if the notice is sent by express delivery service.

         The Borrower's address is:

         NOXSO Corporation
         Attn. President
         1065 South 500 West
         Bountiful, Utah 84010
         Telephone: (801) 296-6976
                    Fax: (801) 296-6977
                    e-Fax: (801) 457-3752
         e-mail:  NOXSO-Pres@pi77.net
         The Lender's address is:

         ROCKY POINT PARTNERS, LLC
         Gary T. Robinson, Managing Member
         704 Steamboat Road
         Greenwich, CT 06830
         Telephone:(203) 868-2128
         Fax:
         e-mail: lexxuscap@yahoo.com

         7. Miscellaneous.

                  7.1. The headings of this Note are for purposes of reference only and shall not limit or define the meaning of any provision of this Note.

                  7.2. If suit or action is instituted in connection with any controversy arising out of this Note, or in the enforcement of any rights hereunder, the prevailing party shall be entitled to recover in addition to costs such sums as the court may adjudge as reasonable attorney's fees, including attorney's fees incurred in any appeal.

                  7.3. This Note shall be governed by the laws of the State of Utah. Any legal action to enforce or obtain an interpretation of this Agreement may be filed in the Second Judicial District Court in Davis County or the United States District Court in Salt Lake City, Utah, and the parties consent to the exercise of personal over them by said courts.

                  7.4. In computing any period of time pursuant to this Note, the day of the act, event or default from which the designated period of time begins to run shall be included, unless it is a Saturday, Sunday, or a legal holiday, in which event the period shall begin to run on the next day which is not a Saturday, Sunday, or legal holiday, in which event the period shall run until the end of the next day thereafter which is not a Saturday, Sunday, or legal holiday.

                  7.5. Nothing herein shall be construed to be to the benefit of any third party, nor is it intended that any provision shall be for the benefit of any third party.

         IN WITNESS WHEREOF, this Note is executed by NOXSO Corporation, to be effective as of the 1st day of November, 2004.


                                              NOXSO CORPORATION,
                                              a Virginia corporation


                                              By  /s/ Richard J. Anderson
                                                 -----------------------------
                                                 Richard Anderson, President

Exhibit 10.20                                                             2 of 2

                               NOXSO CORPORATION,
                             a Virginia corporation

                           CONVERTIBLE PROMISSORY NOTE


No. 2005/11-004                                                $1,600,000.00 USD

NEITHER THIS PROMISSORY NOTE NOR THE UNDERLYING SECURITIES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, OR UNDER ANY OTHER APPLICABLE STATE SECURITIES LAWS. NEITHER THIS PROMISSORY NOTE NOR ANY SECURITIES ISSUED PURSUANT TO ITS CONVERSION MAY BE SOLD, PLEDGED, TRANSFERRED OR ASSIGNED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS, OR IN A TRANSACTION WHICH IS EXEMPT FROM REGISTRATION UNDER THE PROVISIONS OF THE SECURITIES ACT AND UNDER PROVISIONS OF APPLICABLE STATE SECURITIES LAWS.

         1. Promise to Pay. NOXSO Corporation, a Virginia corporation ("Company"), for value received, hereby promises to pay to ROCKY POINT PARTNERS, LLC ("Holder"), the principal sum of ONE MILLION SIX HUNDRED THOUSAND Dollars ($1,600,000.00), with interest at the rate of three percent (3.0%) per annum until this Note has been paid in full or converted pursuant to the provisions hereof. Interest shall first begin to accrue under this Note on March 1, 2005.

         2. Payments. Principal and interest shall be due and payable in a single balloon payment (the "Maturity Date") on the earlier of (i) November 1, 2005 or (ii) the conversion of this note as provided for under Item 3., below. Payments shall be made in lawful money of the United States of America to Holder at the address provided to the Company by the Holder, as appears on this instrument below or at such other addresses as sent by Holder to the Company by certified U.S. mail at least twenty (20) days before said payment date.

         3. Conversion Privilege. At any time on or before 120 days from the one year anniversary date of issuance while this Note is outstanding, the Holder of this Note shall have the right, at Holder's option, from time to time to convert all or part of the principal and accrued, but unpaid, interest of this Note into shares of the Company's common stock at the rate of one share of common stock for every One Dollar and Twenty Cents ($1.20) in principal and accrued interest that is converted. Upon election to convert this Note, the Note will be cancelled if the entire amount owing is converted or the Note will be endorsed to show partial payment if less than the entire amount owing is converted. The Holder may convert all or part of the principal and accrued interest if any is converted. In order to convert, the Holder must surrender this Note to the Company at the Company's principal offices for cancellation or endorsement, as applicable, and the Company shall, as promptly as practicable after the surrender, deliver to the Holder a certificate or certificates representing the securities into which this Note may be converted. Fractional shares shall not be issued, but the conversion price of such fractional share will be paid in cash to the Holder. No payment or adjustment shall be made upon any conversion with respect to any dividend on the common stock delivered upon conversion.

         4. Restrictions on Transfer. This Note has not been registered under the Securities Act of 1933. This Note, or any right hereunder, may not be enforced against the Company by any Holder, except the original Holder herein, and the Company shall not be obligated to recognize any purported transferee or assignee, (i) unless there is an effective registration covering the Note or underlying right under the Securities Act of 1933 and applicable state securities laws, (ii) unless the Company receives an opinion of an attorney, licensed to practice within the United States, that the transfer of the Note, or any underlying right, complies with the requirements of the Securities Act of 1933 and any relevant state securities law, or (iii) unless the transfer is made pursuant to Rule 144 under the Securities Act of 1933. Any permitted transferee or assignee shall be subject to the restrictions and to the terms of this Note and the Company may require said transferee or assignee to execute and deliver such further instruments evidencing or acknowledging the same.

         5. Rights of the Holder. The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or equity, unless and until securities granting shareholder rights are issued pursuant to the conversion provisions hereof.

         6. Notices. Any notices required or permitted hereunder shall be in writing and shall be given by personal delivery; by deposit in the United States mail, certified mail, return receipt requested, postage prepaid; or by established express delivery service, freight prepaid. Notices shall be delivered, addressed, or transmitted to the parties at the following addresses, which may be changed by a notice given to the other party in accordance with this Section. The date notice is deemed to have been given, received and become effective shall be the date on which the notice is delivered, if notice is given by personal delivery, two (2) days following the date of deposit in the mail, if the notice is sent through the United States mail, or the date of actual receipt, if the notice is sent by express delivery service.

                  The Borrower's address is:

                  NOXSO Corporation
                  Attn. President
                  1065 South 500 West
                  Bountiful, Utah 84010
                  Telephone: (801) 296-6976
                             Fax: (801) 296-6977
                             e-Fax: (801) 457-3752
                  e-mail:  NOXSO-Pres@pi77.net
                  The Lender's address is:

                  ROCKY POINT PARTNERS, LLC
                  Gary T. Robinson, Managing Member
                  704 Steamboat Road
                  Greenwich, CT 06830
                  Telephone: (203) 868-2128
                  Fax:
                  e-mail: lexxuscap@yahoo.com

         7. Miscellaneous.

                  7.1. The headings of this Note are for purposes of reference only and shall not limit or define the meaning of any provision of this Note.

                  7.2. If suit or action is instituted in connection with any controversy arising out of this Note, or in the enforcement of any rights hereunder, the prevailing party shall be entitled to recover in addition to costs such sums as the court may adjudge as reasonable attorney's fees, including attorney's fees incurred in any appeal.

                  7.3. This Note shall be governed by the laws of the State of Utah. Any legal action to enforce or obtain an interpretation of this Agreement may be filed in the Second Judicial District Court in Davis County or the United States District Court in Salt Lake City, Utah, and the parties consent to the exercise of personal over them by said courts.

                  7.4. In computing any period of time pursuant to this Note, the day of the act, event or default from which the designated period of time begins to run shall be included, unless it is a Saturday, Sunday, or a legal holiday, in which event the period shall begin to run on the next day which is not a Saturday, Sunday, or legal holiday, in which event the period shall run until the end of the next day thereafter which is not a Saturday, Sunday, or legal holiday.

                  7.5. Nothing herein shall be construed to be to the benefit of any third party, nor is it intended that any provision shall be for the benefit of any third party.

         IN WITNESS WHEREOF, this Note is executed by NOXSO Corporation, to be effective as of the 1st day of November, 2004.


                                                 NOXSO CORPORATION,
                                                 a Virginia corporation


                                                 By  /s/ Richard J. Anderson
                                                    ----------------------------
                                                    Richard Anderson, President

                                       3